Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF MAY 1, 2014 THROUGH MAY 31, 2014

PLEASE TAKE NOTICE that the debtors and debtors-in-possession in the above-captioned cases (together, the “Debtors”) filed today the Debtors’ Monthly Operating Report for the Period of May 1,

2014 through May 31, 2014, a copy of which is attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated:	Wilmington, Delaware
May 30, 2014

COLE, SCHOTZ, MEISEL, FORMAN
& LEONARD, P.A.

/s/ David R. Hurst
David R. Hurst (I.D. No. 3743)
J. Kate Stickles (I.D. No. 2917)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117

Counsel for Debtors and Debtors-in-Possession

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811); and Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 4th Floor, Bridgewater, New Jersey 08807.

EXHIBIT A

Monthly Operating Report

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Savient Pharmaceuticals, Inc., et al	Case No.13-12680 (MFW)
Reporting Period: May 1, 2014 - May 31, 2014

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached**	Affidavit/Supplement Attached**
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No	Yes
Cash disbursements journals		No	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes
Copies of tax returns filed during reporting period		No	Yes
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

** Explaination and Affidavit/Supplement are attached as a part of the Company’s General Notes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mathew C. Bazley	May 30, 2014
Signature of Authorized Individual*	Date

Mathew C. Bazley	Chief Liquidation Officer, President and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Savient Pharmaceuticals, Inc. et al.	Case Nos. 13-12680, 13-12681 (MFW)
Reporting Period: 5/1/2014 - 5/31/2014

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtors. Debtor Savient Pharmaceuticals, Inc. is referred to herein as “Savient” or “SPI,” and Debtor Savient Pharma Holdings, Inc. is referred to herein as “SPHI.”

Debtor-in-Possession Financial Statements. The Debtors’ financial statements and supplemental information contained herein are unaudited, preliminary and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification, (“ASC”) 852-10, Reorganizations, which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code, (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions. Receivables and payables between the Debtors and/or Non-Debtors have not been eliminated.

Liabilities Subject to Compromise. As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation.

The determination of how liabilities ultimately will be settled and treated cannot be made until the United States Bankruptcy Court for the District of Delaware approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtors’ statements of operations.

The Debtors’ balance sheets, in addition, must distinguish prepetition liabilities subject to compromise from both those prepetition liabilities that are not subject to compromise and from postpetition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtors’ statements of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

While in bankruptcy, the Debtors expect their financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtors’ financial statements. As a result, the Debtors’ historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 filings.

Notes to MOR-1a

Copies of Bank Statements and Cash Disbursements Journals. The copies of the Debtors’ bank statements and cash disbursement journals are voluminous and not included herein, but will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123; Tax Returns. To be provided upon request.

Savient MOR-4. The postpetition accounts payable reported for Debtor Savient Pharmaceuticals, Inc. represent trade vendor invoices that have been entered into the Debtor’s accounts payable system and does not include accruals for invoices not yet received or approved.

2

In re: Savient Pharmaceuticals, Inc., et al					Case No. 13-12680 (MFW)
Debtor					Reporting Period: May 1, 2014 - May 31, 2014
	SAVIENT (13-12680): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED MAY 31, 2014									CUMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MAY 31, 2014
						PNC - LOC (secure	PNC - LOC (covers
	PNC	AR Lockbox	Fidelity	Wells Fargo	Wells Fargo Utilities	LOC)	fees)	Petty Cash	TOTAL	TOTAL
CASH BEGINNING OF MONTH	$657,965	$517,007	$-	$6,209,254	$14,228	$(0)	$0	$1,000	$7,399,454	$12,255,382

RECEIPTS
TRANSFER FROM SUB (SPHI)	2,240,200		-	-	-			-	2,240,200	16,940,556
ACCOUNTS RECEIVABLE		10,780	-	-	-			-	10,780	8,879,868
TRANSFER TO OPERATING ACCOUNT FROM OTHER DIP ACCOUNTS	6,630,698		-	-	-			-	6,630,698	7,286,066
STATE MEDICAID REFUNDS			-	-	-			-	-	98,009
REFUNDS FROM VENDORS	103,403		-	-	-			-	103,403	231,627
ACTAVIS-SALES (oxandrolone royalty)			-	-	-			-	-	125,823
KINERET CO-PROMOTE REVENUE			-	-	-			-	-	61,859
TRANSFER FROM OPERATING ACCOUNT (SPHI)			-	-	-			-	-	14,228
COBRA PAYMENTS FROM EMPLOYEES			-	-	-			-	-	35,452
AMEX RECEIPTS FROM EMPLOYEES			-	-	-			-	-	11,625
RECEIPTS FROM EMPLOYEE ADVANCES			-	-	-			-	-	1,100
EQUIPMENT PURCHASES BY EMPLOYEES			-	-	-			-	-	852
DIVIDENDS ON MONEY MARKET ACCOUNT			-	-	-			-	-	123
INVESTMENT INCOME FROM CD PORFOLIO			-	-	-			-	-	576
PROCEEDS FROM SALES TO CREALTA			-	-	-			-	-	116,282,138
PROCEEDS FROM SALES TO AMNEAL	18,245							-	18,245	94,413
PROCEEDS FROM SALES TO ALIGN	8,875								8,875	8,875
PNC REFUND PAYMENT TO SAVIENT			-	-	-			-	-	131,371
									-	-
TOTAL RECEIPTS	$9,001,422	$10,780	$-	$-	$-	$-	$-	$-	$9,012,202	$150,204,562

DISBURSEMENTS
PAYMENTS TO NOTE HOLDERS	29,053	121,000	-	-	-			-	150,053	126,786,008
NET PAYROLL	65,408		-	-	-			-	65,408	3,896,635
PROFESSIONAL FEES	1,260,053		-	-	-			-	1,260,053	10,692,204
CONSULTANT FEES	20,779								20,779	87,792
VENDOR PAYMENTS	128,993		-	-	-			571	129,563	1,713,860
EMPLOYEE BENEFITS (401K & Health)			-	-	-			-	-	578,218
STATE AGENCIES AND TAX PAYMENTS	48,184		-	-	-			-	48,184	782,740
TRANSFER TO OPERATING ACCOUNT FROM OTHER DIP ACCOUNTS		406,787	-	6,209,254	14,228			429	6,630,698	7,286,066
RENT	2,985		-	-	-			-	2,985	430,670
CONCUR (employee expenses)			-	-	-			-	-	270,885
PAYMENTS TO BOARD OF DIRECTORS	32,834		-	-	-			-	32,834	253,787
FUNDING FOR CO-PAY PROGRAM			-	-	-			-	-	36,872
AMERICAN EXPRESS (employee expenses)	2,912		-	-	-			-	2,912	37,671
AMERIFLEX (flex spending)			-	-	-			-	-	32,786
TRANSFER TO WELLS FARGO UTILITY ACCOUNT			-	-	-			-	-	14,228
EMPLOYEE EDUCATION REIMBURSEMENT			-	-	-			-	-	12,985
STORAGE AND WAREHOUSE (INVENTORY)			-	-	-			-	-	4,995
BANK FEES	2,804		-	-	-			-	2,804	19,334
SHIPPING AND DELIVERY	-	-	-	-	-			-	-	2,265
PNC SETOFF AGAINST CD	-	-	-	-	-	-	-	-	-	1,323,191
PNC REFUND PAYMENT TO SAVIENT	-	-	-	-	-		-	-	-	131,371
4Q SICP Payments	789,845								789,845	789,845
Employee Vacation and Severance Payments	644,847								644,847	644,847
Funding of Liquidating Trust	175,000								175,000	175,000
Funding of Document Administrator	140,000								140,000	140,000
Pre-Funding of Document Storage Costs	83,000								83,000	83,000
Funding of Professional Fee Reserve	1,822,046								1,822,046	1,822,046
Funding of Administrative Claim Reserve	406,241								406,241	406,241
Cash Sweep to Collateral Agent	4,004,402								4,004,402	4,004,402
										-
										-
TOTAL DISBURSEMENTS	$9,659,386	$527,787	$-	$6,209,254	$14,228	$-	$-	$1,000	$16,411,655	$162,459,944

NET CASH FLOW	$(657,964)	$(517,007)	$-	$(6,209,254)	$(14,228)	$-	$-	$(1,000)	$(7,399,453)	$(12,255,381)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-	-	-	-

CASH - END OF MONTH	$(0)	$(0)	$-	$-	$-	$(0)	$0	$-	$0	$0
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)		FOR THE MONTH ENDED MAY 31, 2014	FOR THE MONTH ENDED APRIL 30, 2014	FOR THE MONTH ENDED MARCH 31, 2014	FOR THE MONTH ENDED FEBRUARY 28, 2014	FOR THE MONTH ENDED JANUARY 31, 2014	FOR THE MONTH ENDED December 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MAY 31, 2014
TOTAL DISBURSEMENTS		$16,411,655	$4,986,693	$3,043,125	$3,227,358	$121,139,406	$2,492,701	$2,396,428	$8,762,577	$162,459,944
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		6,630,698		403,047	-		-	384,867	13,053	7,431,665
LESS: PAYMENT OF U.S. TRUSTEE FEES		13,325	30,000			13,325				56,650
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e., from escrow accounts)					-	-	-	-	-	-
LESS: TRANSFERS TO THE LIQUIDATING TRUST		2,403,287								2,403,287
					-	-	-	-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$7,364,345	$4,956,693	$2,640,078	$3,227,358	$121,126,081	$2,492,701	$2,011,561	$8,749,524	$152,568,342

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

	SPHI (13-12681): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED MAY 31, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED APRIL 30, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED MARCH 31, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED FEBRUARY 28, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED JANUARY 31, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED DECEMBER 31, 2013	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED NOVEMBER 30, 2013	BANK ACCOUNT ACTIVITY FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MAY 31, 2014
	PNC	PNC	PNC	PNC	PNC	PNC	PNC	PNC	ACTUAL
CASH BEGINNING OF MONTH	$2,240,200	$3,240,525	$3,240,642	$3,241,587	$3,241,587	$3,241,584	$3,241,584	$16,941,887	$16,941,887

RECEIPTS
DIVIDENDS ON MONEY MARKET ACCOUNT	-	-	-	-	-	3	-	73	76
	-	-	-	-	-	-	-	-	-
TOTAL RECEIPTS	$-	$-	$-	$-	$-	$3	$-	$73	$76

DISBURSEMENTS
TRANSFERS TO SAVIENT OPERATING ACCOUNT	2,240,200	1,000,000	-	-	-	-	-	13,700,356	16,940,556
BANK FEES	-	-	-	-	-	-	-	20	20
VENDOR PAYMENTS	-	325	118	945	-	-	-	-	1,387
TOTAL DISBURSEMENTS	$2,240,200	$1,000,325	$118	$945	$-	$-	$-	$13,700,376	$16,941,963

NET CASH FLOW	$(2,240,200)	$(1,000,325)	$(118)	$(945)	$-	$3	$-	$(13,700,303)	$(16,941,887)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-	-	-

CASH - END OF MONTH	$(0)	$2,240,200	$3,240,525	$3,240,642	$3,241,587	$3,241,587	$3,241,584	$3,241,584	$(0)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	CURRENT MONTH MAY 31, 2014	CURRENT MONTH APRIL 30, 2014	CURRENT MONTH MARCH 31, 2014	CURRENT MONTH FEBRUARY 28, 2014	CURRENT MONTH JANUARY 31, 2014	CURRENT MONTH DECEMBER 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MAY 31, 2014
TOTAL DISBURSEMENTS	$2,240,200	$1,000,325	$118	$945	$-	$-	$-	$13,700,376	$16,941,963
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			-	-	-	-	-	-	-
LESS: TRANSFERS BETWEEN ACCOUNTS	2,240,200	1,000,000	-	-	-	-	-	13,700,356	16,940,556
LESS: PAYMENT OF U.S. TRUSTEE FEES	-	325	-	-	-	-	-	-	325
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$-	$-	$118	$945	$-	$-	$-	$20	$1,082

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SAVIENT (13-12680): BANK RECONCILIATIONS

		PNC		PNC Lockbox		Fidelity		Wells Fargo		Wells Fargo Utilities		PNC - Letter of Credit (secure LOC)		PNC - Letter Of Credit (covers fees)		Petty Cash
	#		#		#		#		#		#		#		#
BALANCE PER BOOKS		$0		$0		$0		$0		$0		$0		$0		$0

BANK BALANCE		$-		$-		$-		$-		$-		$-		$-		$-
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-		-		-		-		-		-		-		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		-		-		-		-		-		-		-		-
OTHER (ATTACH EXPLANATION)		-		-		-		-		-		-		-		-
ADJUSTED BANK BALANCE *		$-		$-		$-		$-		$-		$-		$-		$-
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

Total Outstanding Checks		$-

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SPHI (13-12681): BANK RECONCILIATIONS

PNC
#
BALANCE PER BOOKS		$0

BANK BALANCE		$-
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		-
OTHER (ATTACH EXPLANATION)		-
ADJUSTED BANK BALANCE *		$-
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount
NONE

MOR-1a (Addendum)

Savient (13-12680): Open Bank Accounts as of May 31, 2014

Account number	Bank	Type	Book Balance
xxxxxx5687	PNC	Savient Inc Operating Account	$0
xxxxxx1019	PNC	AR Lockbox	$0

The Debtors are currently in the process of closing their remaining bank accounts.

MOR-1a (Addendum)

SPHI (13-12681): Open Bank Accounts as of May 31, 2014

Account number	Bank	Type	Book Balance
xxxxxx6418	PNC	SPHI Operating Account	$0

The Debtors are currently in the process of closing their remaining bank accounts.

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SAVIENT (13-12680): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Cumulative-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Mary Bordeaux Consulting	10/15-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67595	11/21/2013	600	-	-	-
Mary Bordeaux Consulting	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67651	12/18/2013	1,000	-	-	-
Mary Bordeaux Consulting	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67724	1/9/2014	800		-	-
Mary Bordeaux Consulting	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67796	2/10/2014	1,050	-	3,450	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/4/2013	63,400	6,600	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/5/2013	18,000	7,000	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	12/3/2013	80,000	-	-	-
The Garden City Group,	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/3/2014	288,234	57,006	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	2/7/2014	6,000	19,000	-
The Garden City Group,	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/13/2014	72,527	42,313	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	3/19/2014	64,500	5,500
The Garden City Group,	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/7/2014	151,717	3,014
The Garden City Group,	10/14-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	5/8/2014	21,735	-
The Garden City Group,	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/12/2014	140,317	15,922
The Garden City Group,	10/14/2013-1/31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/20/2014	345,997	34,731	1,252,428	191,085
Weiss, Rifkind,	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	11/19/2013	95,901	1,878	-	-
Weiss, Rifkind,	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/23/2013	189,132	5,669
Weiss, Rifkind,	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/27/2014	237,592	4,751	-	-
Weiss, Rifkind,	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	2/18/2014	120,274	740	-	-
Weiss, Rifkind,	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/31/2014	33,311	514	-	-
Weiss, Rifkind,	3/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	4/29/2014	17,541	184
Weiss, Rifkind,	04/1-30/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/23/2014	15,208	160	708,958	13,895
Maples and Calder	11/1-11/29/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	14,732	-	14,732	-
Shannon, Gracy and Ratlif	10/15-10/26/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	564	68	-	-
Shannon, Gracy and Ratlif	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67736	1/9/2014	1,595	141	-	-
Shannon, Gracy and Ratlif	12/1-25/2013	N/A	Savient Pharmaceuticals, Inc.	67802	2/10/2014	458	3	-	-
Shannon, Gracy and Ratlif	1/1-27/2014	N/A	Savient Pharmaceuticals, Inc.	67869	3/20/2014	170	-	-	-
Shannon, Gracy and Ratlif	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	67908	4/10/2014	516	-	3,303	212
The Pine Hill Group	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/13/2013	62,530	-	-	-
The Pine Hill Group	12/1-12/14/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	15,263	-	-	-
The Pine Hill Group	12/15/2013-1/17/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/9/2014	28,788	-	-	-
The Pine Hill Group	1/1-1/17/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/21/2014	4,625	-	-	-
The Pine Hill Group	1/20-1/24/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/30/2014	5,828	-	-	-
The Pine Hill Group	1/27-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	2/6/2014	5,273	-	-	-
The Pine Hill Group	2/1-14/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	2/18/2014	4,995	-		-
The Pine Hill Group	2/17-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/4/2014	3,515	-
The Pine Hill Group	3/1-19/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/24/2014	2,590	-	-	-
The Pine Hill Group	3/20-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	4/8/2014	1,110	-		-
The Pine Hill Group	04/1-30/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/7/2014	740	-		-
The Pine Hill Group	5/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/15/2014	1,850	-	137,106	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/28/2014	284,120	2,514	-	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/13/2014	248,629	1,293	-	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/17/2014	268,478	1,374	-	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	4/24/2014	308,439	651
Cole, Schotz, Meisel, Forman & Leonard, P.A.	03/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/16/2014	201,506	2,854	1,311,172	8,686
Deloitte Tax LLP	10/14-11/25/2013	N/A	Savient Pharmaceuticals, Inc.	67710	1/9/2014	7,500	300
Deloitte Tax LLP	11/25-12/16/2013	N/A	Savient Pharmaceuticals, Inc.	67710	1/9/2014	18,670	747
Deloitte Tax LLP	11/1-30/2013	N/A	Savient Pharmaceuticals, Inc.	67850	3/6/2014	2,585	103
Deloitte Tax LLP	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67850	3/6/2014	37,500	1,500
Deloitte Tax LLP	3/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67920	4/30/2014	14,300	572
Deloitte Tax LLP	04/01-30/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/8/2014	117,388	4,500
Deloitte Tax LLP	10/14-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	5/20/2014	15,167		213,110	7,722
Joele Frank Wilkinson Brimmer	10/11-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67719	1/9/2014	25,772	6,219
Joele Frank Wilkinson Brimmer	11/01-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67719	1/9/2014	5,101	385
Joele Frank Wilkinson Brimmer	12/01-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67756	1/17/2014	21,694	9,064	52,567	15,667
Kaufman Dolowich & Voluck, LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67720	1/9/2014	2,075
Kaufman Dolowich & Voluck, LLP	11/01-11/22/2013	N/A	Savient Pharmaceuticals, Inc.	67720	1/9/2014	4,171
Kaufman Dolowich & Voluck, LLP	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	67865	3/20/2014	63		6,309
Kramer, Levin, Naftalis & Frankel, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/7/2014		42,878
Kramer, Levin, Naftalis & Frankel, LLP	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/13/2014	44,591	3,754
Kramer, Levin, Naftalis & Frankel, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	3/4/2014	65,674
Kramer, Levin, Naftalis & Frankel, LLP	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	4/2/2014	15,105	1,099
Kramer, Levin, Naftalis & Frankel, LLP	02/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	4/30/2014	14,011	135	139,382	47,866
Lowenstein Sandler, LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67723	1/9/2014	1,851
Lowenstein Sandler, LLP	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67723	1/9/2014	2,897
Lowenstein Sandler, LLP	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67783	1/31/2014	131		-
Lowenstein Sandler, LLP	01/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67832	2/27/2014	3,151		-	-
Lowenstein Sandler, LLP	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	67876	3/27/2014	316
Lowenstein Sandler, LLP	03/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/7/2014	383
Lowenstein Sandler, LLP	04/1-30/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/27/2014	1,018
Lowenstein Sandler, LLP	05/01-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/27/2014	650.25		10,396
Skadden, Arps, Slate, Meagher & Flom LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/28/2014	1,185,074	19,552	-	-
Skadden, Arps, Slate, Meagher & Flom LLP	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/27/2014	788,907	54,617
Skadden, Arps, Slate, Meagher & Flom LLP	10/14-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	4/24/2014	493,495	-
Skadden, Arps, Slate, Meagher & Flom LLP	01/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/12/2014	175,310	4,540	2,642,787	78,710
Sterne, Kessler, Goldstein, Fox	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67738	1/9/2014	1,958		-
Sterne, Kessler, Goldstein, Fox	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	67803	2/10/2014	852	627	2,810	627
Young Conaway Stargatt & Taylor, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/14/2014	27,001	616	-	-
Young Conaway Stargatt & Taylor, LLP	12/1-1/31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/6/2014	21,140	64
Young Conaway Stargatt & Taylor, LLP	03/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/9/2014	2,611
Young Conaway Stargatt & Taylor, LLP	02/01-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	5/12/2014	2,736		53,487	680
Lazard Freres & Co., LLC	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	WIre	4/2/2014	3,470,634	2,166
Lazard Freres & Co., LLC	10/14-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	WIre	4/10/2014	240,000	2,255
Lazard Freres & Co., LLC	10/14-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	WIre	4/24/2014	60,000	-	3,770,634	4,421

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SPHI (13-12681): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made by the Debtor during the Reporting Period 5/1/14 through 5/31/14

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SAVIENT (13-12680): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended MAY 31, 2014	Cumulative Filing to Date October 15, 2013 Through May 31, 2014
Gross Revenues	$-	$10,307,196
Less: Gross-to-Net Adjustments	-44,943	$3,029,620
Net Revenue	$44,943	$7,277,576
COST OF GOODS SOLD		-
Beginning Inventory	$-	$4,516,751
Add: Purchases	-	-
Add: Cost of Labor	-	-
Add: Other Costs (attach schedule)	-	-
Less: Ending Inventory	$-	$3,308,559
Change in Inventory	-	1,208,192
Reclass Sales to Gain/Loss	-	(1,012,971)
		-
Add: Royalties (MVP & DUKE)	-	451,915
Add: Royalties (Office of the Chief Scientist of Israel)	-	177,122
Add: Management fee allocation to COGS	-	93,375
Add: Stability testing	-	79,331
Add: Distribution fees	-	75,982
Cost of Goods Sold	$-	$1,072,946
Gross Profit	$44,943	$6,204,630
OPERATING EXPENSES		-
Research and Development Related Expenses:		-
Investigator grants	$-	$150,000
QC & Stability testing	-	60,360
CRO costs	-	111,312
Pharmacovigilance	-	54,744
Process development and Improvement	-	23,878
IP Related	0	12,836
Central labs	0	8,958
REMS Communication and assessment	-	7,590
Publications	0	6,891
Research	0	1,407
Medical education	0	-
Total Research and Development Related Expenses	$-	$437,976
		$-
Selling and Marketing Related Expenses:		-
Pricing and reimbursement	$-	$171,166
Exhibit booth	-	69,019
Speakers programs	-	52,882
Maketing and other promotional activity	-	61,261
Medical meetings and symposia	-	38,167
Medical education	-	26,193
Market research	-	5,585
Publications	-	78
Total Selling and Marketing Related Expenses	$-	$424,351
		$-
General and Administrative Related Expenses:		-
Compensation and related benefits and taxes	$65,408	$4,057,669
Insurance (amortization of prepaid insurance)	83,245	1,309,031
Share-based compensation (SFAS 123-R expense)	-	696,522
Sales force commissions	-	351,582
Occupancy	9,667	463,751
Travel	347	236,301
Accrued Board of Directors’ cash payments & meeting fees	16,417	235,705
Outside consulting services	-	137,126
Corporate communications and investor relations	11,214	134,204
Legal	-	132,948
Licenses and information	-	62,133
Communications (Utilities)	874	53,551
General expenses and office supplies	85,549	262,621
Postage and Shipping	566	8,100
Total General and Administrative Related Expenses:	$273,287	$8,141,244
Total Operating Expenses Before Depreciation	$273,287	$9,003,571
Depreciation and amortization	-	110,582
Net Loss Before Other Income & Expenses	$(228,344)	$(2,909,523)
		-
OTHER INCOME AND (EXPENSES)		-
Dividend/Interest income	$-	$757
Interest Expense on capital leases	-	(2,488)
Other Income	27,120	55,506
Bank charges	(2,804)	(19,413)
Net Profit (Loss) Before Reorganization Items	$(204,028)	$(2,875,161)
REORGANIZATION ITEMS		-
Proceed from Sale to Crealta	$-	$(116,282,138)
Distribution to Noteholders	$150,053	$126,786,008
Professional Fees	(763,681)	12,132,152
Cure Cost	-	(2,393,690)
Accrual Adjustments (Changes in estimates)	-	(901,303)
U. S. Trustee Quarterly Fees	13,325	56,650
Interest Earned on Accumulated Cash from Chapter 11 (see continuatio	-	-
Gain (Loss) from Sale of Equipment	-	(3,123,031)
Write down of debt and other liabilities, net of asset impairments	(519,593,797)	(518,024,257)
Impairment write-down of LOC security deposit	-	1,323,249
Transfer from SPHI	(2,240,200)	(3,240,200)
Amortization of Prepaids	1,908,720	1,908,720
SICP Payments	789,845	789,845
Employee Vacation and Severance Payments	644,847	644,847
Funding of Liquidating Trust	175,000	175,000
Funding of Document Administrator	140,000	140,000
Pre-Funding of Document Storage and Destruction Costs	83,000	83,000
Funding of Professional Fee Reserve	1,822,046	1,822,046
Funding of Administrative Claim Reserve	406,241	406,241
Cash Sweep to Collateral Agent	4,004,402	4,004,402
		-
		-
Total Reorganization Expenses	$(512,460,199)	$(493,692,459)
Income Taxes		-
Net Profit (Loss)	$512,256,171	$490,817,298

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SPHI (13-12681): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended May 31, 2014	Cumulative Filing to Date October 15, 2013 Through May 31, 2014
NOT APPLICABLE	$-	$-
		$-
COST OF GOODS SOLD
NOT APPLICABLE	$-	$-
		$-
OPERATING EXPENSES (NONE NOTED FOR THE CURRENT PERIOD)
		$-
General and Administrative Related Expenses:		-
Compensation and related benefits and taxes	$-	$-
Share-based compensation	-	-
Accrued sales commissions (SFAS 123-R expense)	-	-
Insurance (Amortization of prepaid insurance)	-	-
Travel and entertainment	-	-
Occupancy	-	-
Outside consulting services	-	-
General expenses and office supplies	-	1,063
Accrued Board of Directors’ cash payments	-	-
Communications (Utilities)	-	-
Legal expenses	-	-
Corporate communications and investor relations	-	-
Total General and Administrative Related Expenses:	$-	$1,063
Total Operating Expenses Before Depreciation	$-	$1,063
Depreciation and amortization	-	-
Net Loss Before Other Income & Expenses	$-	$(1,063)

OTHER INCOME AND (EXPENSES)
Dividend income	$-	$76
Interest Expense on capital leases	-	-
Bank charges	-	(20)
Net Profit (Loss) Before Reorganization Items	$-	$(1,007)
REORGANIZATION ITEMS
Impairment of intercompany note receivable from Parent (Savient)	$29,257,652	$42,958,008
Transfer of Funds to Savient	$2,240,200	$3,240,200
Trustee Fees	$-	$325
Impairment of investment in Myelos	$62,942,678	$62,942,678
Impairment of Capital Stock and APIC	$(147,259,564)	$(147,259,564)
	-	-
Total Reorganization Expenses	$(52,819,034)	$(38,118,353)
Income Taxes	-	-
Net Profit (Loss)	$52,819,034	$38,117,346

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SAVIENT (13-12680): BALANCE SHEET

ASSETS	BOOK VALUE AT MAY 31, 2014	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
Petty cash	$-	$1,000
PNC Bank business operating account	-	4,207,573
PNC AR Lockbox	-
Wells Fargo utilities account	-	-
Fidelity U.S. Treasury money market account	-	383,689
Wells Fargo money market account	-	3,169,442
PNC Letter of Credit (Acct # 31900362019 - Secure the LOC)	-	1,304,340
PNC Letter of Credit (Acct #31800362548 - Covers LOC Fees)	-	150,222
Total cash and cash equivalents	$-	$9,216,266

Short-term investments
Wells Fargo CD Portfolio	$-	$3,039,116
Total short-term investments	$-	$3,039,116
		-
Accounts receivable (Net)	$-	$7,088,730
Inventories (Net)	$-	$1,208,192

Prepaid expenses and other current assets
Prepaid D&O insurance	$-	$2,603,465
Professional retainers	-	1,552,562
Other receivables non-trade	-	622,746
Prepaid-other	-	313,115
Prepaid-other insurance	-	221,089
Prepaid rent	-	65,698
Prepaid marketing costs (YNF- Co-pay program)	-	83,424
Prepaid product liability insurance	-	96,338
Advances to employees	-	600
Total prepaid expenses and other current assets	$-	$5,559,037

TOTAL CURRENT ASSETS	$-	$26,111,341
PROPERTY AND EQUIPMENT
Office equipment	$-	$656,229
Other furniture and fixtures	-	6,005
Leasehold Improvements	-	1,496,216
Capital lease assets	-	212,770
Less Accumulated Depreciation	-	(684,933)
TOTAL PROPERTY & EQUIPMENT	$-	$1,686,287
OTHER ASSETS
Investment in wholly-owned subsidiary (Savient Pharma Holdings, SPHI)	$-	$147,259,564
Investment in wholly-owned subsidiary (Savient Pharma Ireland, Limited, SPIL)	-	134
TOTAL OTHER ASSETS	$-	$147,259,698

TOTAL ASSETS	$-	$175,057,326

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT APRIL 30, 2014	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$-	$12,972
Accrued expenses
Accrued professional fees	$-	$-
Accrued employee expense reimbursement	-	13,093
Other accrued postpetition liabilities	-	-
Total accrued expenses	$-	$13,093

Other liabilities not subject to compromise
Accrued royalties payable	$-	$943,189
Deferred revenue	-	936,535
Reserve for returns	-	407,355
Reserve for chargeback’s	-	264,528
Reserve for Medicaid claims	-	241,584
Capital lease liability	-	185,672
Accrued distribution fees	-	44,528
Accrued Delaware franchise taxes	-	58,380
Accrued sales and use taxes	-	-
Accrued payroll taxes (Puerto Rico)	-	-
Total other liabilities not subject to compromise	$-	$3,081,771

TOTAL LIABILITIES NOT SUBJECT TO COMPRMISE (POSTPETITION LIABILITIES)	$-	$3,107,836
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts payable	$-	$1,402,335
Accrued expenses
Other accrued pre-petition liabilities	$-	$1,818,953
Total accrued expenses		$1,818,953

Other liabilities subject to compromise
Senior Secured 2019 Notes	$-	$144,257,695
Subordinated Debt 2018 Convertible Notes	-	99,555,240
Intercompany loan payable to wholly owned subsidiary Savient Pharma Holdings, SPHI	-	15,504,588
Accrued Purchase commitment reserve	-	3,771,066
Accrued Severance liability	-	2,102,695
Warrant Liability	-	1,479,776
Accrued home office bonuses	-	1,370,749
Accrued Sales commissions	-	820,357
Embedded conversion features liability 2018 convertible notes	-	848,100
Accrued retention bonuses		821,030
Accrued vacation	-	281,395
Employee benefit related (flex spending liabilities)	-	50,597
Total other liabilities subject to compromise	$-	$270,863,288

TOTAL LIABILITIES SUBJECT TO COMPRIMISE (PRE-PETITION)	$-	$274,084,576

TOTAL LIABILITIES	$-	$277,192,412
OWNER EQUITY
Common Stock	$-	$736,949
Additional Paid-In Capital	0	400,739,096
Retained Earnings - Pre-Petition	-	(503,611,131)
Retained Earnings - Postpetition	-
NET OWNER EQUITY	$-	$(102,135,086)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$-	$175,057,326

In re: Savient Pharmaceuticals, Inc., et al		Case No. 13-12680 (MFW)
	Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SPHI (13-12681): BALANCE SHEET

ASSETS	BOOK VALUE AT MAY 31, 2014	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
PNC Bank business operating account	-	3,241,604
Fidelity U.S. Treasury money market account	-	13,700,283
Total cash and cash equivalents	$-	$16,941,887

TOTAL CURRENT ASSETS	$-	$16,941,887

TOTAL ASSETS	$-	$16,941,887

OWNER EQUITY
Common Stock	$-	$1
Additional Paid-In Capital	-	147,259,563
Retained Earnings - Pre-Petition	-	(130,317,677)
Retained Earnings - Postpetition	-	-
NET OWNER EQUITY	$-	$16,941,887

TOTAL LIABILITIES AND OWNERS’ EQUITY	$-	$16,941,887

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SAVIENT (13-12680): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of May 30, 2014 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$-	$-	$-	$-	$-	$-
Employee Expenses Payable (Concur)	-	-	-	-	-	$-
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders	-	-	-	-	-	-
Total Postpetition Debts	$-	$-	$-	$-	$-	$-

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SPHI (13-12681): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of May 30, 2014 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

The Debtor is current on all postpetition debts.

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SAVIENT (13-12680): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	BOOK VALUE AT MAY 31, 2014	BOOK VALUE AT APRIL 30, 2014	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE AT FEBRUARY 28, 2014	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
Total Accounts Receivable at the beginning of the reporting period	$4,229,676	$4,441,105	$4,884,101	$5,936,972	$7,434,952	$7,372,339	$7,116,283	7,045,577
+ Amounts billed during the period	-	-	-	-	1,162,843	3,365,207	2,570,042	2,177,755
- Amounts collected during the period	-	(183,260)	(439,034)	(1,030,335)	(2,168,659)	(2,294,795)	(1,243,215)	(1,455,908)
- Discounts and Chargeback’s	-	(25,150)	(4,608)	(7,748)	(457,211)	(953,422)	(1,036,869)	(600,708)
- Return Credits	-	-	-	-	(5,037)	(19,364)	(2,551)	(20,378)
- Prompt Pay Discounts	-	(3,018)	647	(14,788)	(29,916)	(35,013)	(31,351)	(30,055)
- Accounts Receivable assigned or transferred under Plan	(4,229,676)
Total Accounts Receivable at the end of the reporting period	$0	$4,229,676	$4,441,105	$4,884,101	$5,936,972	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts	-	-	-	-	-	(49,626)	(34,907)	(59,679)
+ Accounts receivable other	-	-	-	-	73,838	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$0	$4,229,676	$4,441,105	$4,884,101	$6,010,810	$7,452,526	$7,385,044	$7,079,399

Accounts Receivable Aging	BOOK VALUE AT MAY 31, 2014	BOOK VALUE AT APRIL 30, 2014	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE AT FEBRUARY 28, 2014	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
0 - 30 days old	$-	$(12,726)	$155,101	$995,123	$2,815,441	$4,635,949	$5,679,858	5,672,068
31 - 60 days old	-	(1,991)	385,183	781,474	315,136	1,177,031	263,279	-
61 - 90 days old	-	352,843	799,201	420,865	1,125,299	187,404	6,427	21,440
91+ days old	-	3,891,551	3,101,621	2,686,639	1,681,095	1,434,568	1,422,775	1,422,775
Total Accounts Receivable at the end of the reporting period	$-	$4,229,677	$4,441,105	$4,884,101	$5,936,972	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts	-	-	-	-	-	(49,626)	(34,907)	(59,679)
+ Accounts receivable other	-	-	-	-	73,838	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$-	$4,229,677	$4,441,105	$4,884,101	$6,010,810	$7,452,526	$7,385,044	$7,079,399
		DEBTOR QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X*
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

		X

*Assets were sold outside the ordinary course of business pursuant to Court orders [Docket Nos. 712, 715].

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: May 1, 2014 - May 31, 2014

SPHI(13-12681): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
NOT APPLICABLE	$-

Accounts Receivable Aging	Amount
NOT APPLICABLE	$-

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X